KEELEY FUNDS, INC.

Supplement dated August 5, 2015

to the Prospectus dated January 31, 2015,

as supplemented May 22, 2015 and June 5, 2015

This supplement provides new and additional information for, or otherwise supplements, the Prospectus (as previously supplemented) for the Keeley Funds, Inc. (the “Corporation”) and should be read in conjunction with that document.

At a meeting held on August 4, 2015, the Board of Directors of the Corporation approved the termination and winding down of each of the Keeley Alternative Value Fund and the Keeley International Small Cap Value Fund (each, a “Fund” and, collectively, the “Funds”), with the liquidation payment to shareholders expected to take place on or about September 1, 2015.

Effective August 6, 2015, each Fund no longer will accept orders to purchase shares. Shareholders should be aware that while the Funds are preparing to liquidate, neither Fund will be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Existing shareholders may sell their holdings of the Fund until close of the markets on August 31, 2015, and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares of the Funds before the market close on August 31, 2015 will receive cash equal to the amount of the net asset value of their shares. Any capital gains and dividends will be paid on or about August 21, 2015.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Please Retain This Supplement For Future Reference.